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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 26, 1996

                            Berkshire Hathaway Inc.
             (Exact name of registrant as specified in its charter)



Delaware                                1-10125                      04-2254452
(State or other                      (Commission File           (I.R.S. Employer
jurisdiction of                         Number)              Identification No.)
incorporation)



1440 Kiewit Plaza, Omaha, Nebraska                                        68131
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (402) 346-1400



                                 Not Applicable
(Former name or former address, if changed since last report)
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Item 5.         Other Events.

                Berkshire Hathaway Inc. ("Berkshire") has registered $500,000,000 face amount of its 1.00% Senior Exchangeable Notes due December 2, 2001 (the "Notes") pursuant to Registration Statement 33-30570 on Form S-3 and a related Registration Statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. Filed as part of this Form 8-K are the final Underwriting Agreement dated November 26, 1996 and the First Supplemental Indenture dated as of December 2, 1996 related to the Notes.

Item 7.         Financial Statements and Exhibits.

                (c)     The following exhibits are filed with this report:

    Exhibit Number      Description

          1 Underwriting Agreement by and among Berkshire Hathaway Inc., Salomon Inc, Salomon Brothers Inc, Goldman, Sachs & Co. and Smith Barney Inc. dated November 26, 1996

          4 First Supplemental Indenture by and between Berkshire Hathaway Inc. and State Street Bank and Trust Company, Trustee, dated as of December 2, 1996


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BERKSHIRE HATHAWAY INC.



                                        By:  /s/ MARC D. HAMBURG
                                           ------------------------------
                                           Name:  Marc D. Hamburg
                                           Title: Vice President and
                                                  Chief Financial Officer



Dated:  November 27, 1996

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                                 EXHIBIT INDEX


Exhibit Number          Description

     1 Underwriting Agreement by and among Berkshire Hathaway Inc., Salomon Inc, Salomon Brothers Inc, Goldman, Sachs & Co. and Smith Barney Inc. dated November 26, 1996

     4 First Supplemental Indenture by and between Berkshire Hathaway Inc. and State Street Bank and Trust Company, Trustee, dated as of December 2, 1996